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                                                           EXHIBIT 10.1

                      TENTH AMENDMENT TO LOAN AGREEMENT
                      ---------------------------------

         THIS TENTH AMENDMENT TO LOAN AGREEMENT (this "Amendment") is entered into as of the 20th day of December, 2004 by and among LaSalle Bank National Association, a national banking association ("Bank"), and each of K-V Pharmaceutical Company, a Delaware corporation ("K-V"), Particle Dynamics, Inc., a New York corporation ("PDI"), ETHEX Corporation, a Missouri corporation ("ETHEX"), and THER-RX Corporation, a Missouri corporation ("THER-RX"), jointly and severally (K-V, PDI, ETHEX and THER-RX are collectively referred to as the "Borrowers").

                             W I T N E S S E T H:
                             - - - - - - - - - -

         WHEREAS, Bank and the Borrowers are party to that certain Loan Agreement dated as of June 18, 1997, as amended by that certain First Amendment to Loan Agreement dated as of October 28, 1998, that certain Second Amendment to Loan Agreement dated as of March 11, 1999, that certain Third Amendment to Loan Agreement dated as of June 22, 1999, that certain Fourth Amendment to Loan Agreement dated as of December 17, 1999, that certain Fifth Amendment to Loan Agreement dated as of December 21, 2001, that certain Sixth Amendment to Loan Agreement dated as of December 20, 2002, that certain Seventh Amendment to Loan Agreement dated as of April 28, 2003, that certain Eight Amendment to Loan Agreement dated as of June 30, 2003 and that certain Ninth Amendment to Loan Agreement dated as of December 19, 2003 (collectively, the "Agreement"); and

         WHEREAS, Bank and the Borrowers desire to further amend the Agreement in accordance with this Amendment, to among other things, (i) extend the maturity date of the Supplemental Credit Commitment and (ii) increase the amount of the Supplemental Credit Commitment from $25,000,000 to $30,000,000.

         NOW, THEREFORE, for and in consideration of the premises and mutual agreements herein contained and for the purposes of setting forth the terms and conditions of this Amendment, the parties, intending to be bound, hereby agree as follows:

         1.    Incorporation of the Agreement. All capitalized terms which
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are not defined hereunder shall have the same meanings as set forth in the
Agreement, and the Agreement, to the extent not inconsistent with this Amendment, is incorporated herein by this reference as though the same were set forth in its entirety. To the extent any terms and provisions of the Agreement are inconsistent with the amendments set forth in Paragraph 2
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below, such terms and provisions shall be deemed superseded hereby. Except as specifically set forth herein, the Agreement shall remain in full force and effect and its provisions shall be binding on the parties hereto.

         2.    Amendment of the Agreement. Borrowers and Bank hereby agree to
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amend the Agreement as follows:

               (a)    The definitions of the terms "Supplemental Credit
                                                    -------------------
Maturity Date" and "Supplemental Note" appearing in Paragraph 1.1 are hereby
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amended and restated as follows:

               "Supplemental Credit Maturity Date" means December 20, 2005.
                ---------------------------------


               "Supplemental Note" means that certain Substitute
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Supplemental Note dated as of December 20, 2004 made by Borrowers in favor of Bank in the maximum aggregate principal amount of Thirty Million Dollars ($30,000,000), as the same may be amended, modified or supplemented from time to time, and together with any renewals thereof or exchanges or substitutes therefor.

               (b)    Paragraph 2.5 is hereby amended by replacing the
                      -------------
reference to "Twenty-Five Million Dollars ($25,000,000)" appearing in the middle of such paragraph with "Thirty Million Dollars ($30,000,000)".

               (c)    Exhibit 3.4 is hereby replaced with Exhibit 3.4 attached
                      -----------                         -----------
hereto.

         3.    Representations, Covenants and Warranties; No Default. The
               -----------------------------------------------------
representations, covenants and warranties set forth in Paragraph 8 of the
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Agreement shall be deemed remade as of the date hereof by each Borrower, except that any and all references to the Agreement in such representations and warranties shall be deemed to include this Amendment. No Event of Default has occurred and is continuing and no event has occurred and is continuing which, with the lapse of time, the giving of notice, or both, would constitute such an Event of Default under the Agreement.

         4.    Fees and Expenses. The Borrowers agree to pay on demand all
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costs and expenses of or incurred by Bank in connection with the evaluation, negotiation, preparation, execution and delivery of this Amendment and the other instruments and documents executed and delivered in connection with the transactions described herein (including the filing or recording thereof), including, but not limited to, the fees and expenses of counsel for the Bank and any future amendments to the Agreement.

         5.    Delivery of Documents. Notwithstanding any of the foregoing,
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prior to entering into this Amendment, Bank shall have received from
Borrowers the following fully executed documents, in form and substance satisfactory to Bank, and all of the transactions contemplated by each such document shall have been consummated or each condition contemplated by each such document shall have been satisfied:

               (a)    Tenth Amendment to Loan Agreement;

               (b)    Substitute Supplemental Note;

               (c)    Legal Opinion of Counsel to Borrowers;

               (d)    Secretary's Certificate of each Borrower; and

               (e) Such other documents, opinions or certificates as Bank may reasonably request.

         6.    Effectuation. The amendments to the Agreement contemplated by
               ------------
this Amendment shall be deemed effective immediately upon the full execution of this Amendment and without any further action required by the parties hereto. There are no conditions precedent or subsequent to the effectiveness of this Amendment.

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         7.    Counterparts. This Amendment may be executed in two or more
               ------------
counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

                          [SIGNATURE PAGE FOLLOWS]

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                     (SIGNATURE PAGE TO TENTH AMENDMENT)

         IN WITNESS WHEREOF, the parties hereto have duly executed this Tenth Amendment to Loan Agreement as of the date first above written.

                                             K-V PHARMACEUTICAL COMPANY


                                             By:
                                                ------------------------------
                                             Its:
                                                 -----------------------------


                                             ETHEX CORPORATION


                                             By:
                                                ------------------------------
                                             Its:
                                                 -----------------------------


                                             PARTICLE DYNAMICS, INC.


                                             By:
                                                ------------------------------
                                             Its:
                                                 -----------------------------


                                             THER-RX CORPORATION


                                             By:
                                                ------------------------------
                                             Its:
                                                 -----------------------------


                                             LASALLE BANK NATIONAL ASSOCIATION


                                             By:
                                                ------------------------------
                                             Its:
                                                 -----------------------------

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